Exhibit 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Telos Corporation, a Maryland corporation (the “Registrant”), hereby constitutes and appoints John B. Wood, Mark Bendza, and E. Hutchinson Robbins, Jr., and each of them acting individually, with full power of substitution and re-substitution, as attorney-in-fact or agent of the undersigned, place, and stead, in any case and all capacities to:
1)take all actions and execute for and on behalf of the undersigned, an Annual Report on Form 10-K for the year ended December 31, 2022, including any and all amendments and additions thereto (collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules thereafter; and
2)take all actions for and on behalf of the undersigned which may be necessary or desirable to file, or caused to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney, and other documents in connection therewith, with the United States Securities and Exchange Commission to comply with the 1934 Act and other applicable federal laws.
The undersigned hereby grant unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on the date indicated.

/s/ David Borland	February 27, 2023
David Borland	Date
Director

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Telos Corporation, a Maryland corporation (the “Registrant”), hereby constitutes and appoints John B. Wood, Mark Bendza, and E. Hutchinson Robbins, Jr., and each of them acting individually, with full power of substitution and re-substitution, as attorney-in-fact or agent of the undersigned, place, and stead, in any case and all capacities to:
1)take all actions and execute for and on behalf of the undersigned, an Annual Report on Form 10-K for the year ended December 31, 2022, including any and all amendments and additions thereto (collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules thereafter; and
2)take all actions for and on behalf of the undersigned which may be necessary or desirable to file, or caused to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney, and other documents in connection therewith, with the United States Securities and Exchange Commission to comply with the 1934 Act and other applicable federal laws.
The undersigned hereby grant unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on the date indicated.

/s/ Bonnie L. Carroll	March 2, 2023
Bonnie L. Carroll	Date
Director

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Telos Corporation, a Maryland corporation (the “Registrant”), hereby constitutes and appoints John B. Wood, Mark Bendza, and E. Hutchinson Robbins, Jr., and each of them acting individually, with full power of substitution and re-substitution, as attorney-in-fact or agent of the undersigned, place, and stead, in any case and all capacities to:
1)take all actions and execute for and on behalf of the undersigned, an Annual Report on Form 10-K for the year ended December 31, 2022, including any and all amendments and additions thereto (collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules thereafter; and
2)take all actions for and on behalf of the undersigned which may be necessary or desirable to file, or caused to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney, and other documents in connection therewith, with the United States Securities and Exchange Commission to comply with the 1934 Act and other applicable federal laws.
The undersigned hereby grant unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on the date indicated.

/s/ Frederick D. Shaufeld	March 5, 2023
Frederick D. Shaufeld	Date
Director

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Telos Corporation, a Maryland corporation (the “Registrant”), hereby constitutes and appoints John B. Wood, Mark Bendza, and E. Hutchinson Robbins, Jr., and each of them acting individually, with full power of substitution and re-substitution, as attorney-in-fact or agent of the undersigned, place, and stead, in any case and all capacities to:
1)take all actions and execute for and on behalf of the undersigned, an Annual Report on Form 10-K for the year ended December 31, 2022, including any and all amendments and additions thereto (collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules thereafter; and
2)take all actions for and on behalf of the undersigned which may be necessary or desirable to file, or caused to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney, and other documents in connection therewith, with the United States Securities and Exchange Commission to comply with the 1934 Act and other applicable federal laws.
The undersigned hereby grant unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on the date indicated.

/s/ John Maluda	March 1, 2023
John W. Maluda	Date
Director

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Telos Corporation, a Maryland corporation (the “Registrant”), hereby constitutes and appoints John B. Wood, Mark Bendza, and E. Hutchinson Robbins, Jr., and each of them acting individually, with full power of substitution and re-substitution, as attorney-in-fact or agent of the undersigned, place, and stead, in any case and all capacities to:
1)take all actions and execute for and on behalf of the undersigned, an Annual Report on Form 10-K for the year ended December 31, 2022, including any and all amendments and additions thereto (collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules thereafter; and
2)take all actions for and on behalf of the undersigned which may be necessary or desirable to file, or caused to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney, and other documents in connection therewith, with the United States Securities and Exchange Commission to comply with the 1934 Act and other applicable federal laws.
The undersigned hereby grant unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on the date indicated.

/s/ Bradley W. Jacobs	February 28, 2023
Bradley W. Jacobs	Date
Director

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Telos Corporation, a Maryland corporation (the “Registrant”), hereby constitutes and appoints John B. Wood, Mark Bendza, and E. Hutchinson Robbins, Jr., and each of them acting individually, with full power of substitution and re-substitution, as attorney-in-fact or agent of the undersigned, place, and stead, in any case and all capacities to:
1)take all actions and execute for and on behalf of the undersigned, an Annual Report on Form 10-K for the year ended December 31, 2022, including any and all amendments and additions thereto (collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules thereafter; and
2)take all actions for and on behalf of the undersigned which may be necessary or desirable to file, or caused to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney, and other documents in connection therewith, with the United States Securities and Exchange Commission to comply with the 1934 Act and other applicable federal laws.
The undersigned hereby grant unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on the date indicated.

/s/ Derrick Dockery	March 3, 2023
Derrick Dockery	Date
Director